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                                                                    EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                    RULE 13A-14(b) UNDER THE EXCHANGE ACT AND
                             18 U.S.C. SECTION 1350



In connection with the quarterly report, as amended, of TALX Corporation (the "Company") on Form 10-Q/A for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, L. Keith Graves, Chief Financial Officer and Assistant Secretary of the Company, certify, to the best of my knowledge, pursuant to Rule 13a-14(b) under the Exchange Act and 18 U.S.C. Section 1350, that:

         (1) The Report, as amended, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report, as amended, fairly presents, in all material respects, the financial condition and results of operations of the Company.


                               By :  /s/ L. Keith Graves
                                    --------------------------------
                               L. Keith Graves
                               Chief Financial Officer and Assistant Secretary TALX Corporation
                               January 21, 2004